11. INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
11. INCOME TAXES

11.      INCOME TAXES

A reconciliation of income taxes at the U.S. Federal statutory rate to the benefit for income taxes is as follows:	Year ended December 31,
	2011	2012
Benefit at US federal statutory rate	$(2,116,237)	$(2,692,436)
State taxes - deferred	(373,454)	(395,946)
Beneficial conversion feature	189,182	-
Increase in valuation allowance, inclusive of true-ups	2,397,522	3,088,382
Research and development credits	(97,013)	-
Sale of state net operating loss	(320,765)	(617,615)
Benefit for income taxes	$(320,765)	$(617,615)

A summary of our deferred tax assets is as follows:
Deferred tax assets:
Federal and state net operating loss carryforwards	$10,267,000	$11,602,301
Federal and state research credits	1,890,966	1,938,664
Total gross deferred tax assets	12,157,966	13,540,965
Less: valuation allowance for deferred tax assets	(12,157,966)	(13,540,965)
Net deferred tax assets	$-	$-

As of December 31, 2012, the Company had Federal and state net operating loss carryforwards of approximately $31.6 million and $19.6 million, respectively.  The Company also had Federal and state research and development tax credit carryforwards of approximately $1.3 million and $0.6 million, respectively.  The net operating loss carryforwards and tax credits will expire at various dates beginning in 2027 if not utilized.

The Company received $320,765 and $617,615 in January 2011 and January 2012, respectively, from the sale of net operating loss and research and development credit carryforwards under the New Jersey Economic Development Authority Technology Business Tax Certificate Transfer Program.  These amounts are recorded on the financial statements as income tax benefits in the year they are received.